CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006 (the "Report") of Farnsworth Bancorp, Inc. (the "Company") as filed with the Securities and Exchange Commission, we, Gary N. Pelehaty, President and Chief Executive Officer, and Charles Alessi, Vice President, Chief Financial Officer, Treasurer and Secretary, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/Gary N. Pelehaty                     /s/Charles Alessi
-------------------------------------   ----------------------------------------
Gary N. Pelehaty                        Charles Alessi
President and Chief Executive Officer   Vice President, Chief Financial Officer,
                                        Treasurer and Secretary


May 12, 2006